                                                                   EXHIBIT 99.25

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

The Delta Queen Steamboat Co.,


                                                        Case Number 01-10970 EIK

                    Debtor.                             Chapter 11



                       SCHEDULE OF ASSETS AND LIABILITIES
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of The Delta Queen Steamboat Co., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Summary of Schedules and Schedule A, B, D, E, F, G and H (collectively, the "Schedules"), and that they are true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Schedules accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       The Delta Queen Steamboat Co.
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: THE DELTA QUEEN STEAMBOAT CO.                  Case Number: 01-10970(EIK)

                       SCHEDULE OF ASSETS AND LIABILITIES

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend these Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Schedules of Assets and LIabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:THE DELTA QUEEN STEAMBOAT CO.                        Case No:01-10970(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                         ATTACHED
       NAME OF SCHEDULE                                  (YES/NO)              ASSETS                LIABILITIES
A.  Real Property                                          Yes                           $0.00

B.  Personal Property                                      Yes                 $143,372,328.87

D.  Creditors Holding Secured Claims                       Yes                                              $0.00

E.  Creditors Holding Unsecured Priority Claims            Yes                                          $5,250.00

F.  Creditors Holding Unsecured Nonpriority Claims         Yes                                     $74,546,769.14

G.  Executory Contracts and Unexpired Leases               Yes

H.  Codebtors                                              Yes

    EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                 No

J.  Current Expenditure of Individual Debtor(s)            No

               TOTALS                                                          $143,372,328.87     $74,552,019.14

THE DELTA QUEEN STEAMBOAT CO.                                    01-10970 (EIK )
           Debtor                                                   Case No.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

THE DELTA QUEEN STEAMBOAT CO.                                    01-10970 (EIK )
           Debtor                                                    Case No.

                           SCHEDULE A - REAL PROPERTY

                                                                     Net Book Value
                                                                     of Debtor's Interest
                                                                     in Property, Without
Description and Location            Nature of Debtor's               Deducting any Secured      Amount of
of Property                         Interest in Property             Claim or Exemption         Secured Claim
        -None-

                                    Total Debtor -

              Total -

THE DELTA QUEEN STEAMBOAT CO.                                    01-10970 (EIK )
           Debtor                                                   Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                      DESCRIPTION AND
                                                                                      LOCATION              NET BOOK
    TYPE OF PROPERTY                                                        NONE      OF PROPERTY           VALUE(*)
1.  Cash on hand.                                                            X        NONE                           $0.00

2.  Checking, savings or other financial accounts, certificates                       SEE EXHIBIT-B2         $2,495,028.67
    of deposit, or shares in banks, savings and loan, thrift,
    building and loan, and homestead associations, or
    credit unions, brokerage houses, or cooperatives.

3.  Security deposits with public utilites, telephone                        X        NONE                           $0.00
    companies, landlords and others.

4.  Household goods and furnishings, including audio, video                  X        NONE                           $0.00
    and computer equipment.

5.  Books, pictures and other art objects, antiques, stamp,                           SEE EXHIBIT-B5                 $0.00
    coin, record, tape, compact disc and
    other collections or collectibles.

6.  Wearing apparel.                                                         X        NONE                           $0.00

7.  Furs and jewelry.                                                        X        NONE                           $0.00

8.  Firearms and sports, photographic and other hobby                        X        NONE                           $0.00
    equipment.

9.  Interests in insurance policies. Name of insurance                       X        NONE                           $0.00
    company of each policy and itemize surrender or
    refund value of each.

10.  Annuities. Itemize and name each issuer.                                X        NONE                           $0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit              X        NONE                           $0.00
     sharing plan.

12.  Stock and interest in incorporated and unincorporated                            SEE EXHIBIT-B12       $33,883,099.33
     businesses.

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                      DESCRIPTION AND
                                                                                      LOCATION                 NET BOOK
    TYPE OF PROPERTY                                                        NONE      OF PROPERTY              VALUE(*)
13.  Interest in partnerships or joint ventures.                             X        NONE                        $0.00

14.  Government and corporate bonds and other negotiable                     X        NONE                        $0.00
      and non-negotiable instruments.

15.  Accounts receivable.                                                             SEE EXHIBIT-B15   $103,005,330.07

16.   Alimony, maintenance, support and property settlements                 X        NONE                        $0.00
       to which the debtor is or may be entitled.

17.   Other liquidated debts owing debtor including tax refunds.                      SEE EXHIBIT-B17             $0.00

18.  Equitable future interests, life estates, and rights or                 X        NONE                        $0.00
      powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a                    X        NONE                        $0.00
      decedent, death benefit plan, life insurance policy or
      trust

20.  Other contingent and unliquidated claims of every nature,                        SEE EXHIBIT-B20       $136,112.00
      including tax refunds, counterclaims of the debtor and
      rights to setoff claims.

21.  Patents, copyrights and other intellectual property.                             SEE EXHIBIT-B21             $0.00

22.  Licenses, franchises and other general intangibles.                     X        NONE                        $0.00

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                      DESCRIPTION AND
                                                                                      LOCATION                 NET BOOK
    TYPE OF PROPERTY                                                        NONE      OF PROPERTY              VALUE(*)
23.  Automobiles, trucks, trailers and other vehicles and                    X        NONE                        $0.00
     accessories.

24.  Boats, motors and accessories.                                          X        NONE                        $0.00

25.  Aircraft and accessories.                                               X        NONE                        $0.00

26.  Office equipment, furnishings and supplies.                                      SEE EXHIBIT-B26       $134,512.26

27.  Machinery, fixtures, equipment and supplies used in                              SEE EXHIBIT-B27       $208,603.10
     business.

28.  Inventory.                                                                       SEE EXHIBIT-B28
                                                                                                            $840,779.06

29.  Animals.                                                                X        NONE                        $0.00

30.  Crop - growing or harvested.                                            X        NONE                        $0.00

31.  Farm equipment and implements.                                          X        NONE                        $0.00

32.  Farm supplies, chemicals and feed.                                      X        NONE                        $0.00

33.  Other personal property of any kind not already listed.                          SEE EXHIBIT-B33     $2,668,864.38

                                                   TOTAL:                                               $143,372,328.87

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       Page 1 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B2

Asset Id              Description                                       Location                           Net Book  Value
92                    DELTA QUEEN - CONTROLLED DISBURSEMENTS            HIBERNIA NATIONAL BANK                    $45.04
                      ACCOUNT NUMBER 542027373                          313 CARONDELET
                                                                        NEW ORLEANS, LA 70130

90                    DELTA QUEEN - MASTER CASH                         HIBERNIA NATIONAL BANK             $1,566,532.22
                      ACCOUNT NUMBER 812-395-335                        313 CARONDELET
                                                                        NEW ORLEANS, LA 70130

94                    DELTA QUEEN - PAYROLL                             HIBERNIA NATIONAL BANK               $928,448.38
                      ACCOUNT NUMBER 812-395-289                        313 CARONDELET
                                                                        NEW ORLEANS, LA 70130

76                    DELTA QUEEN STEAMBOAT CO.                         LASALLE WEALTH MANAGEMENT                  $3.03
                      ACCOUNT NUMBER TNE-043290                         SECURITIES SERVICES
                                                                        135 SOUTH LASALLE STREET,
                                                                        SUITE 1755
                                                                        CHICAGO, IL 60603

68                    DELTA QUEEN STEAMBOAT COMPANY                     AMSOUTH                                    $0.00
                      ACCOUNT NUMBER 19356307                           401 LEE STREET
                                                                        DECATUR, AL 35601

103                   DELTA QUEEN                                       LASALLE BANK                               $0.00
                      ACCOUNT NUMBER 5800155771                         135 SOUTH LASALLE STREET
                                                                        CHICAGO, IL 60603

88                    DQ CREDIT CARD                                    BANK ONE                                   $0.00
                      ACCOUNT NUMBER 552-0110062868                     201 ST. CHARLES AVENUE
                                                                        NEW ORLEANS, LA 70170

85                    DQ MASTER CASH                                    BANK ONE                                   $0.00
                      ACCOUNT NUMBER 552-0110256700                     201 ST. CHARLES AVENUE
                                                                        NEW ORLEANS, LA 70170

91                    THE DELTA QUEEN STEAMBOAT COMPANY - RECEIP.       HIBERNIA NATIONAL BANK                     $0.00
                      ACCOUNT NUMBER 882-390-047                        313 CARONDELET
                                                                        NEW ORLEANS, LA 70130

106                   THE DELTA QUEEN STEAMBOAT COMPANY ESCROW          LASALLE BANK                               $0.00
                      ACCOUNT NUMBER TBA                                135 SOUTH LASALLE STREET
                                                                        CHICAGO, IL 60603

                                                           TOTAL                                           $2,495,028.67

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       Page 2 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B5

Asset Id              Description               Location             Net Book  Value
542

                                    TOTAL                                      $0.00

Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       Page 3 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B12

Asset Id                  Description                        Location                                   Net Book  Value
283                  INVESTMENT IN SUBSIDIARIES         CRUISE TRAVEL AMERICA, INCORPORATED               $3,502,446.01
                                                        TRAVEL AGENCY

286                  INVESTMENT IN SUBSIDIARIES         DELTA QUEEN COASTAL VOYAGES, L.L.C.             ($10,065,674.70)
                                                        99% SHAREHOLDER

287                  INVESTMENT IN SUBSIDIARIES         DQSB II, INC.                                       $168,094.41
                                                        1% MEMBER OF LIMITED LIABILITY COMPANIES

288                  INVESTMENT IN SUBSIDIARIES         DQSC PROPERTY CO.                                         $0.00
                                                        OWNER OF DQ TRADEMARKS

289                  INVESTMENT IN SUBSIDIARIES         GREAT AQ STEAMBOAT, L.L.C.                       $16,393,776.30
                                                        OWNER/OPERATOR OF AMERICAN QUEEN

295                  INVESTMENT IN SUBSIDIARIES         GREAT OCEAN CRUISE LINE, L.L.C.                     $171,823.27
                                                        OWNER/OPERATOR OF MISSISSIPPI QUEEN

297                  INVESTMENT IN SUBSIDIARIES         GREAT PACIFIC NW CRUISE LINE, L.L.C.            ($2,068,660.82)
                                                        OWNER/OPERATOR OF COLUMBIA QUEEN

299                  INVESTMENT IN SUBSIDIARIES         GREAT RIVER CRUISE LINE, L.L.C.                  $25,781,294.86
                                                        OWNER/OPERATOR OF DELTA QUEEN

                                              TOTAL                                                      $33,883,099.33

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       Page 4 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B15

Asset Id          Description                               Location                              Net Book  Value
416          INTERCOMPANY RECEIVABLES                  AMCV CRUISE OPERATIONS, INC.                $99,629,902.71

418          INTERCOMPANY RECEIVABLES                  GREAT HAWAIIAN PROPERTIES CORPORATION          $751,438.57

419          INTERCOMPANY RECEIVABLES                  OCEAN DEVELOPMENT CO.                        $2,368,265.38

420          INTERCOMPANY RECEIVABLES                  PROJECT AMERICA SHIP I, INC.                   $255,723.41

                                              TOTAL                                               $103,005,330.07

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       Page 5 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B17

Asset Id           Description           Location           Net Book  Value
562

                               TOTAL                                  $0.00

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       Page 6 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B20

Asset Id             Description                                          Location                             Net Book  Value
124                  DELTA QUEEN COASTAL VOYAGES, L.L.C.,                                                              UNKNOWN
                     CAPE MAY LIGHT, L.L.C. AND CAPE COD LIGHT, L.L.C.
                     (COLLECTIVELY "DELTA QUEEN"), HAVE A CLAIM
                     AGAINST ATLANTIC MARINE, INC. ("AMI") UNDER THE
                     CONSTRUCTION CONTRACT BETWEEN COASTAL
                     QUEEN HOLDINGS, L.L.C. AND AMI, DATED MAY 1,
                     1999  (THE "CONTRACT") AS AMENDED.

232                  TAX REFUND ALABAMA                                   DELTA QUEEN STEAMBOAT COMPANY              $3,977.00

231                  TAX REFUND ARKANSAS                                  DELTA QUEEN STEAMBOAT COMPANY              $2,500.00

233                  TAX REFUND IOWA                                      DELTA QUEEN STEAMBOAT COMPANY              $4,368.00

239                  TAX REFUND KENTUCKY                                  DELTA QUEEN STEAMBOAT COMPANY             $20,813.00

241                  TAX REFUND LOUISIANA                                 DELTA QUEEN STEAMBOAT COMPANY             $41,689.00

236                  TAX REFUND MINNESOTA                                 DELTA QUEEN STEAMBOAT COMPANY              $6,874.00

240                  TAX REFUND MISSISSIPPI                               DELTA QUEEN STEAMBOAT COMPANY             $22,487.00

235                  TAX REFUND OHIO                                      DELTA QUEEN STEAMBOAT COMPANY              $5,985.00

238                  TAX REFUND PENNSYLVANIA                              DELTA QUEEN STEAMBOAT COMPANY             $13,031.00

230                  TAX REFUND TEXAS                                     DELTA QUEEN STEAMBOAT COMPANY                $120.00

237                  TAX REFUND WEST VIRGINIA                             DELTA QUEEN STEAMBOAT COMPANY              $9,368.00

234                  TAX REFUND WISCONSIN                                 DELTA QUEEN STEAMBOAT COMPANY              $4,900.00

                                                         TOTAL                                                     $136,112.00

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       Page 7 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B21

Asset Id        Description                    Location                                  Net Book  Value
130             AMERICAN QUEEN                 ART PRINTS                                        UNKNOWN
                TRADEMARK                      ABANDONED

132             AMERICAN QUEEN                 GLASSWARE; NAMELY, CUPS,                          UNKNOWN
                TRADEMARK                      MUGS, DRINKING GLASSES AND
                                               SERVING TRAYS
                                               REG. NO. 1,953,534
                                               REG. DATE 01/30/96

134             AMERICAN QUEEN                 HOTEL, RESTAURANT AND BAR                         UNKNOWN
                TRADEMARK                      SERVICES PROVIDED ON BOARD
                                               A RIVERBOAT
                                               REG. NO. 1,953,533
                                               REG. DATE 01/30/96

131             AMERICAN QUEEN                 JEWELRY                                           UNKNOWN
                TRADEMARK                      REG. NO. 1,960,672
                                               REG. DATE 03/05/96

133             AMERICAN QUEEN                 SHIRTS, T-SHIRTS, HATS AND                        UNKNOWN
                TRADEMARK                      SWEATERS
                                               REG. NO. 1,951,681
                                               REG. DATE 01/23/96

135             AMERICAN QUEEN                 TRANSPORTING PASSENGERS AND                       UNKNOWN
                TRADEMARK                      GOODS BY STEAMERS
                                               REG. NO. 1,953,532
                                               REG. DATE 01/30/96

115             AMERICA'S STEAMBOAT            HOTEL, RESTAURANT, BAR AND                        UNKNOWN
                TRADEMARK                      RETAIL GIFT SHOP SERVICES
                                               PROVIDED ON BOARD A RIVERBOAT
                                               ABANDONED

151             COLUMBIA QUEEN                 TRANSPORTING PASSENGERS AND                       UNKNOWN
                TRADEMARK                      GOODS BY RIVERBOAT
                                               PENDING

150             DELTA QUEEN (STYLIZED)         TRANSPORTING PASSENGERS AND                       UNKNOWN
                TRADEMARK                      GOODS BY STEAMERS
                                               REG. NO. 983,546
                                               REG. DATE 05/07/74

148             DELTA QUEEN STEAMBOAT CO       TRANSPORTING PASSENGERS AND                       UNKNOWN
                MISSISSIPPI QUEEN AND DESIGN   GOODS BY STEAMERS
                TRADEMARK                      REG. NO. 1,154,221
                                               REG. DATE 05/12/81

122             DELTA QUEEN                    ART PRINTS                                        UNKNOWN
                TRADEMARK                      REG. NO. 1,895,078
                                               REG. DATE 05/23/95

126             DELTA QUEEN                    JEWELRY                                           UNKNOWN
                TRADEMARK                      REG. NO. 1,895,041
                                               REG. DATE 05/23/95

142             DELTA QUEEN                    SHIRTS, T-SHIRTS, HATS AND                        UNKNOWN
                TRADEMARK                      SWEATERS
                                               REG. NO. 1,532,074
                                               REG. DATE 03/28/89

145             DESIGN ONLY                    SHIRTS, T-SHIRTS, HATS AND                        UNKNOWN
                TRADEMARK                      SWEATERS
                                               REG. NO. 1,533,222
                                               REG. DATE 04/04/89

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       Page 8 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B21

Asset Id             Description                                     Location                                 Net Book  Value
138                  FOUR RIVERS                                     RIVERBOAT CRUISE SERVICES                        UNKNOWN
                     TRADEMARK                                       REG. NO. 1,871,599
                                                                     REG. DATE 01/03/95

139                  FRONT PORCH OF AMERICA                          HOTEL SERVICES PROVIDED ON                       UNKNOWN
                     TRADEMARK                                       BOARD A RIVERBOAT
                                                                     REG. NO. 2,043,928
                                                                     REG. DATE 03/11/97

116                  GARDENS OF THE RIVER VACATIONS                  HOTEL, RESTAURANT AND BAR SERVICES               UNKNOWN
                     TRADEMARK                                       PROVIDED ON BOARD A RIVERBOAT
                                                                     REG. NO. 2,166,296
                                                                     REG. DATE 06/16/98

118                  GREAT AMERICAN                                  HOTEL, RESTAURANT AND BAR SERVICES               UNKNOWN
                     PERFORMERS VACATIONS                            PROVIDED ON BOARD A RIVERBOAT
                     TRADEMARK                                       ABANDONED

141                  LIVE THE LEGEND                                 HOTEL, RESTAURANT AND BAR                        UNKNOWN
                     (STYLIZED)                                      SERVICES PROVIDED ON BOARD
                     TRADEMARK                                       A RIVERBOAT
                                                                     REG. NO. 1,659,195
                                                                     REG. DATE 10/01/90

113                  MARK TWAIN VACATIONS                            BOAT CRUISES                                     UNKNOWN
                     TRADEMARK                                       REG. NO. 2,246,917
                                                                     REG. DATE 05/25/99

114                  MARK TWAIN'S STEAMBOAT                          HOTEL, RESTAURANT AND BAR                        UNKNOWN
                     TRADEMARK                                       SERVICES PROVIDED ON BOARD
                                                                     A RIVERBOAT
                                                                     ABANDONED

127                  MISSISSIPPI QUEEN                               ART PRINTS                                       UNKNOWN
                     TRADEMARK                                       REG. NO. 1,897,474
                                                                     REG. DATE 06/06/95

121                  MISSISSIPPI QUEEN                               JEWELRY                                          UNKNOWN
                     TRADEMARK                                       REG. NO. 1,902,627
                                                                     REG. DATE 07/04/95

143                  MISSISSIPPI QUEEN                               SHIRTS, T-SHIRTS, HATS AND                       UNKNOWN
                     TRADEMARK                                       SWEATERS
                                                                     REG. NO. 1,561,000
                                                                     REG. DATE 10/17/89

149                  MISSISSIQQI QUEEN AND DESIGN                    TRANSPORTING PASSENGERS AND                      UNKNOWN
                     TRADEMARK                                       GOODS BY PACKET STEAMER
                                                                     REG. NO. 1,050,954
                                                                     REG. DATE 10/19/76

136                  MUSIC OF THE RIVERS                             RIVERBOAT CRUISE SERVICES                        UNKNOWN
                     TRADEMARK                                       REG. NO. 1,779,248
                                                                     REG. DATE 06/29/93

120                  NEW ORLEANS                                     HOTELS, RESTAURANT AND                           UNKNOWN
                     STEAMBOATIN' STYLE                              BAR SERVICES
                     TRADEMARK                                       REG. NO. 1,928,279
                                                                     REG. DATE 10/17/95
                     TRADEMARK

137                  RIVER HERITAGE                                  RIVERBOAT CRUISE SERVICES                        UNKNOWN
                     TRADEMARK                                       REG. NO. 1,781,786
                                                                     REG. DATE 07/13/93

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       Page 9 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B21

Asset Id             Description                                 Location                                      Net Book  Value
152                  RIVERLORIAN                                 ENTERTAINMENT SERVICES PROVIDED                       UNKNOWN
                     TRADEMARK                                   ON BOARD A RIVERBOAT VESSEL
                                                                 PENDING

112                  STEAMBOAT A' COMIN'                         HOTEL, RESTAURANT AND BAR                             UNKNOWN
                     TRADEMARK                                   SERVICES PROVIDED ON BOARD A RIVERBOAT
                                                                 REG. NO. 2,179,053
                                                                 REG. DATE 08/04/98

123                  STEAMBOATIN'                                ART PICTURES AND NEEDLEPOINT                          UNKNOWN
                     TRADEMARK                                   ART PICTURES
                                                                 REG. NO. 1,888,453
                                                                 REG. DATE 04/11/95

146                  STEAMBOATIN'                                HOTEL, RESTAURANT AND BAR                             UNKNOWN
                     TRADEMARK                                   SERVICES PROVIDED ON BOARD
                                                                 A RIVERBOAT
                                                                 REG. NO. 1,505,375
                                                                 REG. DATE 09/20/88

128                  STEAMBOATIN'                                JEWELRY                                               UNKNOWN
                     TRADEMARK                                   REG. NO. 1,894,050
                                                                 REG. DATE 05/16/95

144                  STEAMBOATIN'                                SHIRTS, T-SHIRTS, HATS, AND                           UNKNOWN
                     TRADEMARK                                   SWEATERS
                                                                 REG. NO. 1,536,459
                                                                 REG. DATE 04/25/89

119                  STEAMBOATIQUE                               RETAIL GIFT SHOPS                                     UNKNOWN
                     TRADEMARK                                   REG. NO. 2,017,094
                                                                 REG. DATE 11/19/96

140                  THE DELTA QUEEN STEAMBOAT                   HOTEL, RESTAURANT AND BAR                             UNKNOWN
                     CO. 1890 1990 100TH ANNIVERSARY             SERVICES PROVIDED ON BOARD
                     AND DESIGN                                  A RIVERBOAT
                     TRADEMARK                                   REG. NO. 1,668,910
                                                                 REG. DATE 12/17/91

147                  THE GREAT STEAMBOAT RACE                    HOTEL, RESTAURANT, AND BAR                            UNKNOWN
                     TRADEMARK                                   SERVICES PROVIDED ON BOARD
                                                                 A RIVERBOAT
                                                                 REG. NO. 1,428,832
                                                                 REG. DATE 02/10/87

111                  THE GREATEST STEAMBOAT                      HOTEL, RESTAURANT, BAR AND RETAIL                     UNKNOWN
                     THE WORLD HAS EVER KNOWN                    GIFT SHOP SERVICES
                     TRADEMARK                                   REG. NO. 2,171,700
                                                                 REG. DATE 07/07/98

117                  THE HISTORY BOAT                            RETAIL GIFT SHOP SERVICES                             UNKNOWN
                     TRADEMARK                                   ABANDONED

129                  THE PADDLEWHEEL STEAMBOATIN'                HOTEL, RESTAURANT AND BAR                             UNKNOWN
                     SOCIETY OF AMERICA AND DESIGN               SERVICES PROVIDED ON BOARD
                     TRADEMARK                                   A RIVERBOAT
                                                                 REG. NO. 1,920,365
                                                                 REG. DATE 09/19/95

                                                   TOTAL                                                                 $0.00

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                      Page 10 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B26

Asset Id            Description                  Location                                 Net Book  Value
11                  FURNITURE & FIXTURES         ROBIN STREET WHARF                           $134,512.26
                                                 1380 PORT OF NEW ORLEANS PLACE
                                                 NEW ORLEANS, LA 70130-1890

                                           TOTAL                                              $134,512.26

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                      Page 11 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                                                  SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B27

Asset Id           Description                  Location                                Net Book  Value
12                 COMPUTER HARDWARE            ROBIN STREET WHARF                          $208,603.10
                                                1380 PORT OF NEW ORLEANS PLACE
                                                NEW ORLEANS, LA 70130-1890

                                     TOTAL                                                  $208,603.10

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                      Page 12 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B28

Asset Id             Description                                               Location                     Net Book  Value
464                  INVENTORY:                                                DELTA QUEEN STEAMBOAT CO.        $840,779.06
                     NEW ORLEANS (HOTEL), FOOD, HOTEL SUPPLY, GIFTSHOP

                                                                        TOTAL                                   $840,779.06

Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                      Page 13 of 13

In re:    THE DELTA QUEEN STEAMBOAT CO.           Case No:       01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B33

Asset Id             Description                     Location                               Net Book  Value
523                  DEFERRED LOAN COSTS             ROBIN STREET WHARF                           $5,434.15
                                                     1380 PORT OF NEW ORLEANS PLACE
                                                     NEW ORLEANS, LA  70130-1890

10                   LEASEHOLD IMPROVEMENTS          ROBIN STREET WHARF                       $2,663,430.23
                                                     1380 PORT OF NEW ORLEANS PLACE
                                                     NEW ORLEANS, LA 70130-1890

                                              TOTAL                                           $2,668,864.38

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:THE DELTA QUEEN STEAMBOAT CO.                 Case Number: 01-10970 (EIK )

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

                                  See Attached

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Unsecured
Mailing Address              before the date listed below.                                              of Claim       Portion.
Including Zip Code                                                         Unliquidated                                If Any

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 SECURED BANK DEBT

CHASE MANHATTAN BANK (THE)
                                                                    X      X      X          X
C/O CHASE SECURITIES INC.
10 SOUTH LASALLE STREET      AMENDED AND RESTATED CREDIT
CHICAGO  IL  60603           AGREEMENT DATED 9/14/00 AND TRUST
Creditor: 126604 - 27        INDENTURE DATED 2/25/99
                             FINANCING FOR WORKING CAPITAL
                             FACILITY SECURED BY MORTGAGE
                             IN VESSELS "DELTA QUEEN," AND
                             "MISSISSIPPI QUEEN" AND STOCK                                              Unliquidated   Unknown
                             PLEDGE IN SUBSIDIARIES

     Total Sub Schedule:                                                                                       $0.00     $0.00

     Total Schedule D:                                                                                         $0.00     $0.00

                                                                                                               $0.00     $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: THE DELTA QUEEN STEAMBOAT CO.                 Case Number:01-10970 (EIK )

            SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority, should be listed on this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

If the claim is contingent, place an "X" in the column labled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the complete schedule. Repeat this total also on the Summary of Schedules.

[ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

         Extensions of Credit in an Involuntary Case

[ ] Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before earlier of the appointment of a trustee or the order for relief. 11 U.S.C ss. 507(a)(2).

         Wages, Salaries, and Commissions

[ ] Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650 per person, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C ss. 507(a)(3).

         Contributions to Employee Benefit Plans

[ ] Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

         Certain Farmers and Fishermen

[ ] Claims of certain farmers and fishermen, up to $4,650 per farmer or fisherman, against the debtor, as provided in 11 U.S.C ss. 507(a)(5).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: THE DELTA QUEEN STEAMBOAT CO.                 Case Number:01-10970 (EIK )

         Deposits by Individuals

[ ] Claims of individuals up to $2,100 for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11
         U.S.C.ss.507(a)(6).

         Alimony, Maintenance, or Support

[ ] Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C ss. 507(a)(7) on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

         Taxes and Certain Other Debts Owed to Government Units

[X] Taxes, customs, duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.Css.507(a)(8).

         Commitments to Maintain the Capital of an Insured Depository
         Institution

[ ] Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

         The amount of 2001 pre-petition property taxes is unknown at this time. The debtor is awaiting receipt of assessments from the various jurisditions.

         Amounts listed may include employee-related claims which were paid after the petition date in the ordinary course of business.

                                  See Attached

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

AUGUSTA BOARD OF EDUCATION   10/19/2001                             X      X      X
307 BRACKEN STREET
AUGUSTA  KY  41002
Creditor: 21316 - 03

                                                                                                        Unliquidated   UNKNOWN
BUREAU OF TAXATION           10/19/2001                             X      X      X
SALES TAX SECTION
AUGUSTA  MA  04332-1065
Creditor: 21387 - 03

                                                                                                        Unliquidated   UNKNOWN
BUREAU OF TOBACCO AND
FIREARMS                     10/19/2001                             X      X      X
FLOOR STOCKS TAX
P.O. BOX 371951
PITTSBURGH  PA  15251-7951
Creditor: 21423 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF DOVER                10/19/2001                             X      X      X
CITY TAX COLLECTOR
ATTN: JAMES SCURLOCK
P.O. BOX 447
DOVER  TN  37058
Creditor: 21439 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY TREASURER               10/19/2001                             X      X      X
ATTN: CARL LEVI
102 CITY HALL
CHATTANOOGA TN 37402-4284
Creditor: 21433 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF ASHLAND              10/19/2001                             X      X      X
ATTN: PSC TAX
P.O. BOX 1839
ASHLAND  KY  41105-1839
Creditor: 21315 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF AUGUSTA              10/19/2001                             X      X      X
BOX 85
AUGUSTA  KY  41002
Creditor: 21317 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF BELLEVUE             10/19/2001                             X      X      X
616 POPLAR
BELLEVUE  KY  41073
Creditor: 21320 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF BROMLEY              10/19/2001                             X      X      X
226 BOONE STREET
BROMLEY  KY  41016
Creditor: 21322 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

CITY OF CALIFORNIA           10/19/2001                             X      X      X
P.O. BOX 25
CALIFORNIA  KY  41007
Creditor: 21326 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF CARROLLTON           10/19/2001                             X      X      X
P.O. BOX 156
750 CLAY STREET
CARROLLTON  KY  41008
Creditor: 21328 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF CATLETTSBURG         10/19/2001                             X      X      X
P.O. BOX 533
CATLETTSBURG  KY  41129
Creditor: 21329 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF CLARKSVILLE          10/19/2001                             X      X      X
TAX COLLECTOR
P.O. BOX 928
CLARKSVILLE TN 37041-0928
Creditor: 21436 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF CLOVERPORT           10/19/2001                             X      X      X
227 WEST MAIN
CLOVERPORT  KY  40111
Creditor: 21332 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF COVINGTON            10/19/2001                             X      X      X
638 MADISON AVENUE
COVINGTON  KY  41011
Creditor: 21333 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF DAYTON               10/19/2001                             X      X      X
514 6TH AVENUE
DAYTON  KY  41074
Creditor: 21335 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF EDDYVILLE            10/19/2001                             X      X     X
P.O. BOX 744
EDDYVILLE  KY  42038
Creditor: 21336 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF FORT THOMAS          10/19/2001                             X      X      X
130 N. FT. THOMAS AVENUE
FORT THOMAS  KY  41075
Creditor: 21340 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

CITY OF GHENT                10/19/2001                             X      X      X
P.O. BOX 333
GHENT  KY  41045
Creditor: 21344 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF HAWESVILLE           10/19/2001                             X      X      X
P.O. BOX 157
HAWESVILLE  KY  42348
Creditor: 21347 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF HENDERSON            10/19/2001                             X      X      X
P.O. BOX 716
HENDERSON  KY  42419
Creditor: 21349 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF KUTTAWA              10/19/2001                             X      X      X
P.O. BOX 400
KUTTAWA  KY  42055
Creditor: 21352 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF LEWISPORT            10/19/2001                             X      X      X
P.O. BOX 22
LEWISPORT  KY  42351
Creditor: 21354 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF LOUISVILLE
TREASURER                    10/19/2001                             X      X      X
611 W. JEFFERSON STREET
LOUISVILLE  KY  40202-2763
Creditor: 21355 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF LUDLOW               10/19/2001                             X      X      X
P.O. BOX 16188
LUDLOW  KY  41016
Creditor: 21357 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF MAYSVILLE            10/19/2001                             X      X      X
216 BRIDGE STREET
MAYSVILLE  KY  41056
Creditor: 21359 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF MELBOURNE            10/19/2001                             X      X      X
502 GARFIELD AVENUE
MELBOURNE  KY  41059
Creditor: 21361 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

CITY OF MEMPHIS TREASURER    10/19/2001                             X     X       X
125 N. MAIN ROOM 375
MEMPHIS  TN  38103-2080
Creditor: 21446 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF MENTOR               10/19/2001                             X      X      X
CITY CLERK
P.O. BOX 3
MENTOR  KY  41007
Creditor: 21362 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF MILTON               10/19/2001                             X      X      X
10179 HIGHWAY 421 N.
MILTON  KY  40045
Creditor: 21363 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF NEW ORLEANS          10/19/2001                             X      X      X
DEPARTMENT OF FINANCE
BUREAU OF REVENUE
P.O. BOX 61840
NEW ORLEANS LA 70161-1840
Creditor: 21385 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF NEWPORT              10/19/2001                             X      X      X
FINANCE DEPARTMENT
998 MONMOUTH STREET
NEWPORT  KY  41071-2184
Creditor: 21365 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF OWENSBORO            10/19/2001                             X      X      X
101 EAST 4TH STREET
OWENSBORO  KY  42303
Creditor: 21367 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF PADUCAH              10/19/2001                             X      X      X
FINANCE OFFICE
P.O. BOX 2697
PADUCAH  KY  42002-2697
Creditor: 21369 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF RUSSELL              10/19/2001                             X      X      X
P.O. BOX 394
RUSSELL  KY  41169
Creditor: 21371 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF SILVER GROVE         10/19/2001                             X      X      X
308 OAK STREET
P.O. BOX 417
SILVER GROVE  KY  41085
Creditor: 21372 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

CITY OF SMITHLAND            10/19/2001                             X      X      X
P.O. BOX 287
SMITHLAND  KY  42081
Creditor: 21373 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF WARSAW               10/19/2001                             X      X      X
CITY CLERK
101 WEST MARKET STREET
P.O. BOX 785
WARSAW  KY  41095
Creditor: 21376 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF WEST POINT           10/19/2001                             X      X      X
509 ELM STREET
WEST POINT  KY  40177
Creditor: 21378 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF WICKLIFFE
KENTUCKY                     10/19/2001                             X      X      X
TAX COLLECTOR
P.O. BOX 175
WICKLIFFE  KY  42087
Creditor: 21379 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF WURTLAND             10/19/2001                             X      X      X
CITY CLERK/TREASURER
500 WURTLAND AVENUE
WURTLAND  KY  41144
Creditor: 21381 - 03

                                                                                                        Unliquidated   UNKNOWN
COMPTROLLER OF PUBLIC
ACCOUNTS                     10/19/2001                             X      X      X
111 E 17TH STREET
AUSTIN  TN  78774-0100
Creditor: 21458 - 03

                                                                                                        Unliquidated   UNKNOWN
COMPTROLLER OF PUBLIC
ACCOUNTS                     10/19/2001                             X      X      X
111 E 17TH STREET
AUSTIN  TN  78774
Creditor: 21457 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF BALLARD            10/19/2001                             X      X      X
SHERIFF TODD COOPER
P.O. BOX 565
WICKLIFFE  KY  42087
Creditor: 21380 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF BENTON TRUSTEE     10/19/2001                             X      X      X
ATTN: SHERRY BEASLEY
1 EAST COURT SQUARE
ROOM 103
CAMDEN  TN  38320
Creditor: 21431 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

COUNTY OF BOYD               10/19/2001                             X      X      X
SHERIFF - PHILIP STURGILL
P.O. BOX 536
CATLETTSBURG  KY  41129
Creditor: 21330 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF BRACKEN SHERIFF    10/19/2001                             X      X      X
ATTN: MIKE NELSON
P.O. BOX 186
BROOKSVILLE  KY  41004
Creditor: 21323 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF BRECKINRIDGE       10/19/2001                             X      X      X
BOBBY KENNEDY, SHERIFF
P.O. BOX 127
HARDINSBURG  KY  40143
Creditor: 21346 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF CAMPBELL           10/19/2001                             X      X      X
JOHN DUNN, SHERIFF
CAMPBELL COUNTY
COURTHOUSE
4TH  & YORK STREETS
NEWPORT  KY  41071
Creditor: 21366 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF CARLISLE           10/19/2001                             X      X      X
ATTN: STEVE MCCHRISTIAN
P.O. BOX 487
BARDWELL  KY  42023
Creditor: 21318 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF CARROLL SHERIFF    10/19/2001                             X      X      X
ATTN: CHARLES MAIDEN JR.
440 MAIN STREET
CARROLLTON  KY  41008
Creditor: 21327 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF CHEATHAM           10/19/2001                             X      X      X
DOT JONES, TRUSTEE
P.O. BOX 56
ASHLAND  TN  37015
Creditor: 21430 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF CRITTENDEN         10/19/2001                             X      X      X
WAYNE AGENT, SHERIFF
107 SOUTH MAIN STREET
MARION  KY  42064
Creditor: 21358 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF DAVIESS SHERIFF    10/19/2001                             X      X      X
212 ST ANN STREET
OWENSBORO  KY  42303-4146
Creditor: 21368 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

COUNTY OF DECATUR TRUSTEE    10/19/2001                             X      X      X
ATTN: JANIS WRIGHT
BOX 488 COURTHOUSE
DECATURVILLE  TN  38329
Creditor: 21438 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF DICKSON TRUSTEE    10/19/2001                             X      X      X
ATTN: LINDA FRAZIER
P.O. BOX 246
CHARLOTTE  TN  37036
Creditor: 21432 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF DYER  TRUSTEE      10/19/2001                             X      X      X
ATTN: JUDY PATTON
COURTHOUSE P.O. BOX 1360
DYERSBURG  TN  38024
Creditor: 21441 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF FULTON             10/19/2001                             X      X      X
ATTN: ROBERT HOPPER,
SHERIFF
P.O. BOX 7
HICKMAN  KY  42050
Creditor: 21351 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF GALLATIN           10/19/2001                             X      X      X
ATTN: CLIFFORD HIGGINS
P.O. BOX 1025
WARSAW  KY  41095
Creditor: 21377 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF GREENUP            10/19/2001                             X      X      X
ATTN: KEITH COOPER
P.O. BOX 318
GREENUP  KY  41144
Creditor: 21345 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF HAMILTON
TRUSTEE                      10/19/2001                             X      X      X
ATTN: W.R. NOBLES
ROOM 210 COURTHOUSE
CHATTANOOGA  TN  37402
Creditor: 21434 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF HANCOCK            10/19/2001                             X      X      X
ATTN: RALPH DALE BOZARTH
P.O. BOX 427
HAWESVILLE  KY  42348
Creditor: 21348 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF HARDIN SHERIFF     10/19/2001                             X      X      X
100 PUBLIC SQUARE
ETOWN  KY  42701
Creditor: 21338 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

COUNTY OF HARDIN TRUSTEE     10/19/2001                             X      X      X
ATTN: LINDA MCCASLAND
601 MAIN STREET
SAVANNAH  TN  38372
Creditor: 21452 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF HENDERSON
SHERIFF                      10/19/2001                             X      X      X
COURTHOUSE
HENDERSON  KY  42420
Creditor: 21350 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF HENRY TRUSTEE      10/19/2001                             X      X      X
ATTN: JUDY MCCLANAHAN
PO BOX 776
PARIS  TN  38242
Creditor: 21450 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF HICKMAN            10/19/2001                             X      X      X
ATTN: J.W. MORAN
COURTHOUSE
CLINTON  KY  42031
Creditor: 21331 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF HOUSTON TRUSTEE    10/19/2001                             X      X      X
ATTN: ANNETTE BAGGETT
P.O. BOX 210
ERIN  TN  37061
Creditor: 21442 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF HUMPHREYS
TRUSTEE                      10/19/2001                             X      X      X
ATTN: WANDA ADKINS
P.O. BOX 641
WAVERLY  TN  37185
Creditor: 21455 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF JEFFERSON          10/19/2001                             X      X      X
SHERIFF'S OFFICE
P.O. BOX 70300
LOUISVILLE  KY  40270-0300
Creditor: 21356 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF KENTON SHERIFF     10/19/2001                             X      X      X
P.O. BOX 632
COVINGTON  KY  41012
Creditor: 21334 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF LAKE  TRUSTEE      10/19/2001                             X      X      X
ATTN: TAMMIE HOPPER
229 CHURCH STREET
BOX 9
TIPTONVILLE  TN  38079
Creditor: 21454 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

COUNTY OF LAUDERDALE
TRUSTEE                      10/19/2001                             X      X      X
ATTN: PAUL MEADOWS
COURTHOUSE
RIPLEY  TN  38063
Creditor: 21451 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF LEWIS              10/19/2001                             X      X      X
ATTN: WILLIAM LEWIS
LEWIS COUNTY COURTHOUSE
VANCEBURG  KY  41179
Creditor: 21375 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF LIVINGSTON         10/19/2001                             X      X      X
ATTN: TOMMY WILLIAMS
P.O. BOX 340
SMITHLAND  KY  42081
Creditor: 21374 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF LYON               10/19/2001                             X      X      X
ATTN: KENT MURPHY
P.O. BOX 126
EDDYVILLE  KY  42038
Creditor: 21337 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF MARION TRUSTEE     10/19/2001                             X      X      X
ATTN: DAVID KIRK
P.O. BOX 789
JASPER  TN  37347
Creditor: 21443 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF MCCRACKEN          10/19/2001                             X      X      X
FRANK AUGUSTUS, SHERIFF
MCCRACKEN COUNTY
COURTHOUSE
PADUCAH  KY  42003
Creditor: 21370 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF MEADE              10/19/2001                             X      X      X
JOSEPH GREER, SHERIFF
516 FAIRWAY DRIVE
BRADENBURG  KY  40108
Creditor: 21321 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF MONTGOMERY
TRUSTEE                      10/19/2001                             X      X      X
ATTN: CAROLYN BOWERS
P.O. BOX 1005
CLARKSVILLE  TN  37041
Creditor: 21435 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF NASHVILLE &
DAVIDSON                     10/19/2001                             X      X      X
CHARLIE CARDWELL,
METROPOLITAN TTEE
800 SECOND AVENUE NORTH
SUITE 2
NASHVILLE  TN  37201
Creditor: 21447 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

COUNTY OF OLDHAM             10/19/2001                             X      X      X
ATTN: STEVE SPARROW
100 WEST JEFFERSON STREET
LA GRANGE  KY  40031
Creditor: 21353 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF SHELBY TRUSTEE     10/19/2001                             X      X      X
ATTN: BOB PATTERSON
P.O. BOX 2751
MEMPHIS  TN  38101-2751
Creditor: 21445 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF STEWART TRUSTEE    10/19/2001                             X      X      X
ATTN:  WILBY WILLIAMS
P.O. BOX 618
DOVER  TN  37058
Creditor: 21440 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF TIPTON TRUSTEE     10/19/2001                             X      X      X
ATTN: LAURA MAX RACINE
P.O. BOX 487
COVINGTON  TN  38019
Creditor: 21437 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF TRIGG              10/19/2001                             X      X      X
ATTN: RANDY CLARK
P.O. BOX 1609
CADIZ  KY  42211-1609
Creditor: 21325 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF TRIMBLE SHERIFF    10/19/2001                            X      X      X
P.O. BOX 56
BEDFORD  KY  40006
Creditor: 21319 - 03

                                                                                                        Unliquidated   UNKNOWN
COUNTY OF WAYNE TRUSTEE      10/19/2001                            X      X      X
ATTN: JANICE SMITH
P.O. BOX 338
WAYNESBORO  TN  38485
Creditor: 21456 - 03

                                                                                                        Unliquidated   UNKNOWN
DEPARTMENT OF FINANCE &
ADMIN                        10/19/2001                            X      X      X
CORPORATE INCOME TAX
SECTION
P.O. BOX 919
LITTLE ROCK AR 72203-0919
Creditor: 21285 - 03

                                                                                                        Unliquidated   UNKNOWN
DEPARTMENT OF REVENUE        10/19/2001                            X      X      X
P.O. BOX 3000
JEFFERSON CITY MI 65105-3000
Creditor: 21401 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

DEPARTMENT OF THE TREASURY   10/19/2001                                           X
INTERNAL REVENUE SERVICE
MEMPHIS  TN  37501
Creditor: 126862 - 03

                                                                                                           $5,250.00     $0.00

DUNCAN, GEORGE               10/19/2001                             X      X      X
PERRY COUNTY COURTHOUSE
P.O. BOX 910
LINDEN  TN  37096
Creditor: 21444 - 03

                                                                                                        Unliquidated   UNKNOWN
FLORIDA DEPARTMENT OF
REVENUE                      10/19/2001                             X      X      X
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0100
Creditor: 21296 - 03

                                                                                                        Unliquidated   UNKNOWN
FRANCHISE TAX BOARD          10/19/2001                             X      X      X
P.O. BOX 942857
SACRAMENTO  CA  94257-0501
Creditor: 21288 - 03

                                                                                                        Unliquidated   UNKNOWN
GIRTEN, JAMES                10/19/2001                             X      X      X
SHERIFF UNION
PO BOX 30
MORGANFIELD  KY  42437
Creditor: 21364 - 03

                                                                                                        Unliquidated   UNKNOWN
HORWOOD, MARCUS & BERK       10/19/2001                             X      X      X
180 NORTH LASALLE STREET
SUITE 3700
CHICAGO  IL  60601
Creditor: 21302 - 03

                                                                                                        Unliquidated   UNKNOWN
INTERNAL REVENUE SERVICE
CENTER                       10/19/2001                             X      X      X
ATTN: REVENUE OFF.
ATLANTA  GA  39901-0012
Creditor: 21298 - 03

                                                                                                        Unliquidated   UNKNOWN
INTERNAL REVENUE SERVICE
CENTER                       10/19/2001                             X      X     X
ATTN: REVENUE OFFICER
CINCINNATI  OH  45999-0009
Creditor: 21413 - 03

                                                                                                        Unliquidated   UNKNOWN
KENTUCKY REVENUE CABINET     10/19/2001                             X      X      X
ATTN: TREASURER
FRANKFORT  KY  40620-0003
Creditor: 21343 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                           $5,250.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

KENTUCKY REVENUE CABINET     10/19/2001                             X      X      X
ATTN: TREASURER
FRANKFORT  KY  40620
Creditor: 21342 - 03

                                                                                                        Unliquidated   UNKNOWN
KENTUCKY REVENUE CABINET     10/19/2001                             X      X      X
DEPARTMENT OF PROPERTY
VALUATION
200 FAIR OAKS LANE -
4TH FLOOR
STATION 32
FRANKFORT  KY  40620
Creditor: 21341 - 03

                                                                                                        Unliquidated   UNKNOWN
LOUISIANA DEPARTMENT OF
REVENUE                      10/19/2001                                           X
SUITE 900
1555 POYDRAS STREET
NEW ORLEANS  LA  70112-3709
Creditor: 126864 - 03

                                                                                                                $.00   UNKNOWN

MAYSVILLE/MASON              10/19/2001                             X      X      X
ATTN: TONY WENZ, SHERIFF
COURTHOUSE
MAYSVILLE  KY  41056
Creditor: 21360 - 03

                                                                                                        Unliquidated   UNKNOWN
MAZZEFFI & COMPANY           10/19/2001                             X      X      X
1435 SOUTH ROSELLE ROAD
SCHAUMBURG  IL  60193-4914
Creditor: 21304 - 03

                                                                                                        Unliquidated   UNKNOWN
MCCARTHY TETRAULT LLP        10/19/2001                             X      X      X
BOX 48, SUITE 4700
TORONTO DOMINION BANK TOWER
TORONTO  ON  M5K 1E6  CANADA
Creditor: 21289 - 03

                                                                                                        Unliquidated   UNKNOWN
MIAMI-DADE PROPERTY
APPRAISER                    10/19/2001                             X      X      X
111 NW 1 STREET
SUITE 710
MIAMI  FL  33128-1984
Creditor: 21293 - 03

                                                                                                        Unliquidated   UNKNOWN
MINNESOTA PARTNERSHIP TAX    10/19/2001                             X      X      X
MAIL STATION 1760
ST. PAUL  MI  55145-1760
Creditor: 21397 - 03

                                                                                                        Unliquidated   UNKNOWN
OFFICE OF REVENUE            10/19/2001                             X      X     X
P.O. BOX 23050
JACKSON  MI  39225-3050
Creditor: 21400 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

OFFICE OF REVENUE            10/19/2001                             X      X      X
P.O. BOX 23050
JACKSON  MI  39215-1033
Creditor: 21399 - 03

                                                                                                        Unliquidated   UNKNOWN
PARISH OF ORLEANS            10/19/2001                             X      X      X
1ST MUNICIPAL DISTRICT
ATTN: PATRICIA JOHNSON
4E01 CITY HALL - CIVIC
CENTER
1300 PERDIDO STREET
NEW ORLEANS  LA  70112
Creditor: 21386 - 03

                                                                                                        Unliquidated   UNKNOWN
PENDLETON                    10/19/2001                             X      X      X
ATTN: LARK O'HARA
COURTHOUSE SQUARE
FALMOUTH  KY  41040
Creditor: 21339 - 03

                                                                                                        Unliquidated   UNKNOWN
PWBA                         10/19/2001                             X      X      X
P.O. BOX 7043
LAWRENCE  KS  66044-7043
Creditor: 21314 - 03

                                                                                                        Unliquidated   UNKNOWN
ROUSE, MARILYN               10/19/2001                             X      X      X
BOONE COUNTY SHERIFF
PO BOX 198
BURLINGTON  KY  41005
Creditor: 21324 - 03

                                                                                                        Unliquidated   UNKNOWN
SALES & USE TAX              10/19/2001                             X      X      X
P.O. BOX 999
TRENTON  NJ  08646-0999
Creditor: 21405 - 03

                                                                                                        Unliquidated   UNKNOWN
SALES AND USE TAX SECTION    10/19/2001                             X      X      X
P.O. BOX 1272
LITTLE ROCK  AR  72203
Creditor: 21286 - 03

                                                                                                        Unliquidated   UNKNOWN
SECRETARY OF REVENUE         10/19/2001                             X      X      X
P.O. BOX 91011
BATON ROUGE  LA  70821-9011
Creditor: 21384 - 03

                                                                                                        Unliquidated   UNKNOWN
SMITH, MARTHA CLERK &
MASTER                       10/19/2001                             X      X      X
HARDIN COUNTY COURTHOUSE
SECOND FLOOR
SAVANNAH  TN  38372
Creditor: 21453 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

STATE INCOME TAX             10/19/2001                             X   X   X
P.O. BOX 8026
LITTLE ROCK  AR  72203-8026
Creditor: 21287 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF ALABAMA             10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
SALES, USE & BUSINESS TAX
DIVISION
P.O. BOX 327710
MONTGOMERY  AL  36132-7710
Creditor: 21284 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF ALABAMA             10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP TAX
DIVISION
P.O. BOX 327441
MONTGOMERY  AL  36132-7441
Creditor: 21283 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF ALABAMA             10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP TAX
DIVISION
CORPORATE TAX SECTION
P.O. BOX 327430
MONTGOMERY  AL  36132-7430
Creditor: 21282 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF CONNECTICUT         10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
SERVICES
P.O. BOX 2974
HARTFORD  CT  06104-2974
Creditor: 21292 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF CONNECTICUT         10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
SERVICES
25 SIGOURNEY STREET
P.O. BOX 2970
HARTFORD  CT  06104-2970
Creditor: 21291 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF CONNECTICUT         10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
SERVICES
P.O. BOX 2935
HARTFORD  CT  06104-2935
Creditor: 21290 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF FLORIDA             10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0135
Creditor: 21297 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF FLORIDA             10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0125
Creditor: 21295 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

STATE OF FLORIDA
COMPTROLLER                  10/19/2001                             X      X      X
101 E. GAINES STREET
3RD FLOOR
TALLAHASSEE  FL  32399-0350
Creditor: 21294 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF HAWAII TAX
COLLECTOR                    10/19/2001                             X      X      X
HAWAII DEPARTMENT OF
TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 3559
HONOLULU  HI  96811-3559
Creditor: 21301 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF HAWAII TAX
COLLECTOR                    10/19/2001                             X      X      X
HAWAII DEPARTMENT OF
TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1530
HONOLULU  HI  96806-1530
Creditor: 21300 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF HAWAII TAX
COLLECTOR                    10/19/2001                             X      X      X
HAWAII DEPARTMENT OF
TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1425
HONOLULU  HI  96806-1425
Creditor: 21299 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF ILLINOIS            10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
RETAILER'S OCCUPATION TAX
SPRINGFIELD  IL  62776-0001
Creditor: 21307 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF ILLINOIS            10/19/2001                             X     X      X
DEPARTMENT OF REVENUE
P.O. BOX 19031
SPRINGFIELD  IL  62794-9031
Creditor: 21306 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF ILLINOIS            10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 19008
SPRINGFIELD  IL  62794-9008
Creditor: 21305 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF ILLINOIS            10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 6994
CHICAGO  IL  60680-6994
Creditor: 21303 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF INDIANA             10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS  IN  46204
Creditor: 21310 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

STATE OF INDIANA             10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 7231
INDIANAPOLIS  IN  46207-7231
Creditor: 21309 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF INDIANA             10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS  IN  46204-2253
Creditor: 21308 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF IOWA                10/19/2001                             X      X      X
DEPT OF REVENUE AND FINANCE
INCOME TAX RETURN PROCESSING
HOOVER STATE OFFICE BUILDING
DES MOINES  IA  50319-0120
Creditor: 21312 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF IOWA                10/19/2001                             X      X      X
DEPT OF REVENUE AND FINANCE
CORP TAX RETURN PROCESSING
P.O. BOX 10468
DES MOINES  IA  50306-0468
Creditor: 21311 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF IOWA TREASURER      10/19/2001                             X      X      X
SALES/USE TAX PROCESSING
P.O. BOX 10412
DES MOINES  IA  50306-0412
Creditor: 21313 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF LOUISIANA           10/19/2001                             X      X      X
DEPT OF REVENUE & TAXATION
UNCLAIMED PROPERTY SECTION
PO BOX 91010
BATON ROUGE  LA  70821-9010
Creditor: 21475 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF LOUISIANA           10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 3440
BATON ROUGE  LA  70821-3440
Creditor: 21383 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF LOUISIANA           10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 3138
BATON ROUGE  LA  70821-3138
Creditor: 21382 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF MAINE               10/19/2001                             X      X      X
REVENUE SERVICES
24 STATE HOUSE STATION
AUGUSTA  MA  04333-0024
Creditor: 21388 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

STATE OF MAINE               10/19/2001                             X   X   X
REVENUE SERVICES
INCOME/ESTATE TAX DIVISION
P.O. BOX 1062
AUGUSTA  MA  04332-1062
Creditor: 21389 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF MARYLAND            10/19/2001                             X   X   X
COMPTROLLER OF THE
TREASURY
110 CARROLL STREET
ANNAPOLIS  MA  21411-0001
Creditor: 21391 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF MARYLAND
COMPTROLLER                  10/19/2001                             X   X   X
REVENUE ADMINISTRATION
DIVISION
ANNAPOLIS  MA  21411-0001
Creditor: 21390 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF MASSACHUSETTS       10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 7039
BOSTON  MA  02204-7039
Creditor: 21394 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF MASSACHUSETTS       10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 7017
BOSTON  MA  02204
Creditor: 21393 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF MASSACHUSETTS       10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 7005
BOSTON  MA  02204
Creditor: 21392 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF MINNESOTA           10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 64622
ST. PAUL  MI  55164-0622
Creditor: 21396 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF MINNESOTA           10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
MAIL STATION 1250
ST. PAUL  MI  55145-1250
Creditor: 21395 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF MISSISSIPPI         10/19/2001                             X   X   X
TAX COMMISSION
P.O. BOX 960
JACKSON  MI  39205
Creditor: 21398 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

STATE OF MISSOURI            10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 700
JEFFERSON CITY MI 65105-0700
Creditor: 21403 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF MISSOURI            10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
DIVISION OF TAXATION &
COLLECTION
P. O. BOX 840
JEFFERSON CITY MI 65105-0840
Creditor: 21402 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF NEW JERSEY          10/19/2001                             X      X      X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 666
TRENTON  NJ  08646-0666
Creditor: 21406 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF NEW JERSEY          10/19/2001                             X      X      X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 194
TRENTON  NJ  08647-0194
Creditor: 21404 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF NEW YORK            10/19/2001                             X      X      X
CORPORATION TAX
PROCESSING UNIT
P.O. BOX 1909
ALBANY  NY  12201-1909
Creditor: 21407 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF NEW YORK            10/19/2001                             X      X      X
SALES TAX PROCESSING
JAF BUILDING
P.O. BOX 1205
NEW YORK  NY  10116-1205
Creditor: 21409 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF NORTH CAROLINA      10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0500
Creditor: 21412 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF NORTH CAROLINA      10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0645
Creditor: 21411 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF NORTH CAROLINA      10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0700
Creditor: 21410 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

STATE OF OHIO TREASURER      10/19/2001                             X      X      X
P.O. BOX 181140
COLUMBUS  OH  43218-1140
Creditor: 21415 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF OHIO TREASURER      10/19/2001                             X      X      X
P.O. BOX 16561
COLUMBUS  OH  43216-6561
Creditor: 21414 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF OHIO TREASURER      10/19/2001                             X      X      X
P.O. BOX 27
COLUMBUS  OH  43266-0027
Creditor: 21416 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF OREGON              10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
PROPERTY TAX DIVISION
955 CENTER STREET NE
SALEM  OR  97301-2555
Creditor: 21419 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF OREGON              10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 14790
SALEM  OR  97309-0470
Creditor: 21418 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF OREGON              10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 14260
SALEM  OR  97309-5060
Creditor: 21417 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF PENNSYLVANIA        10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
DEPT. 280406
HARRISBURG  PA  17128-0406
Creditor: 21422 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF PENNSYLVANIA        10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
BUREAU OF INDIVIDUAL TAXES
DEPT. 280509
HARRISBURG  PA  17128-0509
Creditor: 21421 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF PENNSYLVANIA        10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
BUREAU OF CORPORATION TAXES
DEPT. 280427
HARRISBURG  PA  17128-0427
Creditor: 21420 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

STATE OF RHODE ISLAND        10/19/2001                             X      X      X
DIVISION OF TAXATION
ONE CAPITOL HILL
PROVIDENCE  RI  02908-5801
Creditor: 21424 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF RHODE ISLAND        10/19/2001                             X      X      X
ONE CAPITOL HILL
STE 4
PROVIDENCE  RI  02908-5802
Creditor: 21425 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF RHODE ISLAND        10/19/2001                             X      X      X
TAX ADMINISTRATOR
ONE CAPITOL HILL
PROVIDENCE  RI  02908-5811
Creditor: 21426 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF SOUTH CAROLINA      10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
SALES TAX RETURN
COLUMBIA  SC  29214-0101
Creditor: 21429 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF SOUTH CAROLINA      10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
PARTNERSHIP RETURN
COLUMBIA  SC  29214-0008
Creditor: 21428 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF SOUTH CAROLINA      10/19/2001                             X      X     X
DEPARTMENT OF REVENUE
CORPORATION RETURN
COLUMBIA  SC  29214-0100
Creditor: 21427 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF TENNESSEE           10/19/2001                             X      X      X
COMPTROLLER OF THE
TREASURY
OFFICE OF STATE ASSESSED
PROPERTIES
500 DEADERICK STREET -
SUITE 500
NASHVILLE  TN  37243-0281
Creditor: 21448 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF TENNESSEE           10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
ANDREW JACKSON STATE
OFFICE BLDG
500 DEADERICK STREET
NASHVILLE  TN  37242
Creditor: 21449 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF TENNESSEE DEPT OF
REVENUE                      10/19/2001                                           X
NASHVILLE FIELD AUDIT -
SUITE 820
1321 MURLEESBORO ROAD
PO BOX 17740
NASHVILLE  TN  17740
Creditor: 126865 - 03

                                                                                                               $.00    UNKNOWN

                                                                                                              $0.00      $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

STATE OF VIRGINIA            10/19/2001                             X      X      X
DEPARTMENT OF TAXATION
P.O. BOX 26626
RICHMOND  VI  23261-6626
Creditor: 21460 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF VIRGINIA            10/19/2001                             X      X      X
DEPARTMENT OF TAXATION
P.O. BOX 1500
RICHMOND  VI  23218-1500
Creditor: 21459 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WASHINGTON          10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 34054
SEATTLE  WA  95124-1054
Creditor: 21464 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WASHINGTON          10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 47473
OLYMPIA  WA  98504-7473
Creditor: 21463 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WASHINGTON          10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
MISCELLANEOUS TAX SECTION
P.O. BOX 47477
OLYMPIA  WA  98504-7477
Creditor: 21462 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WASHINGTON          10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
COMMERCIAL VESSEL TAX
P.O. BOX 47477
OLYMPIA  WA  98504-7477
Creditor: 21461 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WEST VIRGINIA       10/19/2001                             X      X      X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1202
CHARLESTON  WV  25324-1202
Creditor: 21466 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WEST VIRGINIA       10/19/2001                             X      X      X
 TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON  WV  25336-3694
Creditor: 21465 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WEST VIRGINIA       10/19/2001                             X      X      X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 425
CHARLESTON  WV  25322-0425
Creditor: 21470 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re:   THE DELTA QUEEN STEAMBOAT CO.              Case No:      01-10970 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

STATE OF WEST VIRGINIA       10/19/2001                             X   X   X
TAX DEPARTMENT
P.O. BOX 1826
CHARLESTON  WV  25327-1826
Creditor: 21469 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WEST VIRGINIA       10/19/2001                             X   X   X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON  WV  25336-3694
Creditor: 21468 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WEST VIRGINIA       10/19/2001                             X   X   X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1071
CHARLESTON  WV  25324-1071
Creditor: 21467 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WISCONSIN           10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
BOX 93389
MILWAUKEE  WI  53293-0389
Creditor: 21474 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WISCONSIN           10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 8965
MADISON  WI  53708-8965
Creditor: 21473 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WISCONSIN           10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 8908
MADISON  WI  53708-8908
Creditor: 21472 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE OF WISCONSIN           10/19/2001                             X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 59
MADISON  WI  53785-0001
Creditor: 21471 - 03

                                                                                                        Unliquidated   UNKNOWN
STATE PROCESSING CENTER      10/19/2001                             X   X   X
P.O. BOX 61000
ALBANY  NY  12261-0001
Creditor: 21408 - 03

                                                                                                        Unliquidated   UNKNOWN

             Total Sub Schedule:                                                                           $5,250.00     $0.00

                Total Schedule E:                                                                          $5,250.00      $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:THE DELTA QUEEN STEAMBOAT CO.                  Case Number:01-10970 (EIK )

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:THE DELTA QUEEN STEAMBOAT CO.                  Case Number:01-10970 (EIK )

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.

                                  See Attached

In re :   THE DELTA QUEEN STEAMBOAT CO.                Case No:   01-10970 (EIK)

              Schedule G- Executory Contracts and Unexpired Leases

Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.
Sub Schedule                                             MISCELLANEOUS CONTRACTS

AMERICAN AIRLINES                                        UNIVERSAL TRAVEL PLAN AGREEEMENT
ATTN: FRANC HANGARTER JR
PO BOX 582810
MAIL DROP 782
TULSA  OK  74158-2810
Creditor: 21145

ARROW-SYSCO FOOD SERVICES INC                            MASTER DISTRUBUTION AGREEMENT
ATTN: BRUCE SOLTIS
1451 RIVER OAKS ROAD W
HARAHAN  LA  70123
Creditor: 21238

BREWER, BARBARA                                          CONCESSION AGREEMENT
707 W 36TH STREET
SAN BERNADINO  CA  92405
Creditor: 80925

CALL CENTER SOLUTIONS                                    SALES AGREEMENT
CHADBOURN MARCATH INC
ATTN: SHEILA O'SHAUGHNESSY
737 N MICHIGAN AVE STE 1150
CHICAGO  IL  60611
Creditor: 100849

CARLSON TRAVEL GROUP                                     WORKING AGREEMENT
ATTN: SUSAN SHAPIRO
2 PARK AVE STE 2205
NEW YORK  NY  10016
Creditor: 99345

CINCINNATI RECREATION                                    PUBLIC LANDING/SERPENTINE WALL CONTRACT
ATTN: BRUCE PRIVETT
SERVICE AREA COORDINATOR
805 CENTRAL AVE STE 800
CINCINNATI  OH  45202
Creditor: 80905

CITY OF NATCHEZ                                          LANDING, DOCKING & TROLLEY AGREEMENT
ATTN: LARRY BROWN, MAYOR
FULTON STREET LANDING
NATCHEZ  MS  39120
Creditor: 80920

EMBASSY SUITES PORTLAND                                  HOTEL AGREEMENT
ATTN: KIM FUNGE
DOWNTOWN
PORTLAND  OR  97211
Creditor: 100856

In re :   THE DELTA QUEEN STEAMBOAT CO.         Case No:          01-10970 (EIK)

              Schedule G- Executory Contracts and Unexpired Leases

Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.
Sub Schedule                                             MISCELLANEOUS CONTRACTS

EVERGREEN BUS COMPANY INC                                MOTORCOACH CHARTER AGREEMENT
DBA: GREAT LINE OF PORTLAND
ATTN: JERRY KILB PRESIDENT
4320 N SUTTLE ROAD
PORTLAND  OR  97217
Creditor: 7201

GEM/CRUISELINK                                           WORKING AGREEMENT
ATTN: TIMOTHY F DALY
754 MONTAUK HWY
WEST ISLIP  NY  11795-4970
Creditor: 100839

IKON - IOS CAPITAL, INC.                                 LEASE AGREEMENT
POST OFFICE BOX 9115
MACON  GA  31210
Creditor: 126985

JEFFBOAT                                                 DESIGN & ENGINEERING SERVICES AGREEMENT
C/O AMERICAN COMMERCIAL MARINE
SERVICE COMPANY
ATTN: ROBERT P HERRE
1030 E MARKET ST
JEFFERSONVILLE  IN  47130-0612
Creditor: 80927

KISH, DAVID W                                            SETTLEMENT AGREEMENT
338 COUNTRY CLUB DRIVE
NEW ORLEANS  LA  70124-1037
Creditor: 41548

LAYMAN, SHARON                                           CONCESSION AGREEMENT
2111 MAIN STREET APT A
CHESTER  MD  21619
Creditor: 80924

LOOMIS FARGO & CO                                        ARMORED CAR SERVICE AGREEMENT
ATTN: SANDY PARKER
2600 POYDRAS STREET
NEW ORLEANS  LA  70119
Creditor: 80926

MELVIN MARK COMPANIES                                    LEASE
ATTN: ROBIN BOWERS/RON BAKKER
COLUMBIA SQUARE
111 SW COLUMBIA
PORTLAND  OR  97201
Creditor: 21092

In re :   THE DELTA QUEEN STEAMBOAT CO.                  Case No: 01-10970 (EIK)

              Schedule G- Executory Contracts and Unexpired Leases

Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.
Sub Schedule                                             MISCELLANEOUS CONTRACTS

MUD ISLAND RIVER PARK                                    DOCKING PERMIT
ATTN: PATRICK FRESE
125 N FRONT ST
MEMPHIS  TN  38103
Creditor: 80907

NATIONAL AUDUBON SOCIETY INC                             TOUR OPERATOR AGREEMENT
700 BROADWAY
NEW YORK  NY  10003
Creditor: 100837

PADDLEWHEEL PHOTOS LTD                                   PHOTOGRAPHY CONCESSION AGREEMENT
920 FRENCHMAN STREET
NEW ORLEANS  LA  70116
Creditor: 100833

PARISH OF IBERIA                                         PUBLIC DOCK LEASE
ATTN: MICHAEL RESWEBER
PUBLIC DOCK TERMINAL
SECTION 23 TWNSHP 13 SOUTH
RANGE 6 E OF IBERIA PARISH
IBERIA PARISH  LA
Creditor: 80921

PETER VOLL ASSOCIATES                                    DQ CHARTER AGREEMENT
ATTN: PETER VOLL
2600 EL CAMINO REAL STE 609
PALO ALTO  CA  94306-1705
Creditor: 80922

PORT OF NEW ORLEANS                                      PREFERENTIAL ASSIGNMENT AGREEMENT
ATTN: GERALD O GUSSONI JR ESQ
LEGAL SERVICES DEPT
PO BOX 60046
NEW ORLEANS  LA  70160
Creditor: 21091

PORTLAND PARKS & RECREATION                              DOCKING AGREEMENT
1120 SW 5TH AVE RM 1302
PORTLAND  OR  97204-1933
Creditor: 100855

RUTHERFORD BENCH PRODUCTIONS INC                         LOCATION AGREEMENT
ATTN: AARON WILLIAMS
PO BOX 809
NORTH HOLLYWOOD  CA  91603-0809
Creditor: 100850

In re :   THE DELTA QUEEN STEAMBOAT CO.                   Case No:01-10970 (EIK)

              Schedule G- Executory Contracts and Unexpired Leases

Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.
Sub Schedule                                             MISCELLANEOUS CONTRACTS

SOFTWARE PUBLISHING INC                                  SOFTWARE AGREEMENT
12960 SW 133RD COURT
MIAMI  FL  33186
Creditor: 21183

SPINWARE SOFTWARE PUBLISHER                              SOFTWARE PURCHASE AGREEMENT
ATTN: JASON SIEGAL
3911 WATSON PLACE NW
WASHINGTON  DC  20016
Creditor: 21180

SUNGARD RECOVERY SERVICES                                CONTRACT
ONE NORTHWINDS CTR STE 250
ALPHARETTA  GA  30002-4805
Creditor: 7235

TCI CABLEVISION OF CALIFORNIA                            ACCESS USER AGREEMENT
THE BORDEN TWINS
ATTN: JEFF CONTINO
PO BOX 4286
HAYWARD  CA  94540
Creditor: 100841

TREDWAYS MOVING & STORAGE                                AGREEMENT
AGENT FOR ALLIED VAN LINES
ATTN: CHRIS CASASANTA
400 CENTRAL PARK DR
SANFORD  FL  32771
Creditor: 101247

WATERFRONT DEVELOPMENT CO                                WHARF BERTHING LICENSE AGREEMENT
ATTN: ASHLEY COX
129 EAST RIVER ROAD
LOUISVILLE  KY  40202
Creditor: 80900

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: THE DELTA QUEEN STEAMBOAT CO.                Case Number: 01-10970 (EIK )

                                   SCHEDULE H

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

CREDITOR                                                                          CODEBTOR
CHASE MANHATTAN BANK (THE)                                                        AMERICAN CLASSIC VOYAGES CO.
C/O CHASE SECURITIES INC.                                                         2 NORTH RIVERSIDE PLAZA
10 SOUTH LASALLE STREET                                                           CHICAGO, IL 60606
CHICAGO  IL  60603

CHASE MANHATTAN BANK (THE)                                                        CRUISE AMERICA TRAVEL CORPORATION
C/O CHASE SECURITIES INC.                                                         1380 PORT OF NEW ORLEANS PLACE
10 SOUTH LASALLE STREET                                                           NEW ORLEANS  LA  70130
CHICAGO  IL  60603

CHASE MANHATTAN BANK (THE)                                                        DQSB II, INC.
C/O CHASE SECURITIES INC.                                                         1380 PORT OF NEW ORLEANS PLACE
10 SOUTH LASALLE STREET                                                           NEW ORLEANS   LA  70130
CHICAGO  IL  60603

CHASE MANHATTAN BANK (THE)                                                        DQSC PROPERTY CO.
C/O CHASE SECURITIES INC.                                                         1380 PORT OF NEW ORLEANS PLACE
10 SOUTH LASALLE STREET                                                           NEW ORLEANS   LA  70130
CHICAGO  IL  60603

CHASE MANHATTAN BANK (THE)                                                        GREAT OCEAN CRUISE LINE, L.L.C.
C/O CHASE SECURITIES INC.                                                         1380 PORT OF NEW ORLEANS PLACE
10 SOUTH LASALLE STREET                                                           NEW ORLEANS, LA 70130
CHICAGO  IL  60603

CHASE MANHATTAN BANK (THE)                                                        GREAT RIVER CRUISE LINE, L.L.C.
C/O CHASE SECURITIES INC.                                                         1380 PORT OF NEW ORLEANS PLACE
10 SOUTH LASALLE STREET                                                           NEW ORLEANS, LA 70130
CHICAGO  IL  60603


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